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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 25, 2005

                               CRAWFORD & COMPANY
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     GEORGIA
              ----------------------------------------------------
                 (State or other jurisdiction of incorporation)

                  1-10356                                 58-0506554
          ----------------------                -------------------------------
         (Commission File Number)              (IRS Employer Identification No.)

               5620 Glenridge Drive, N.E., Atlanta, Georgia 30342
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (404) 256-0830
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. Results of Operations and Financial Condition

      On July 25, 2005, Crawford & Company (the "Company") issued a press release containing information about the Company's financial condition, results of operations, and cash flows for the second quarter of 2005. A copy of the press release is attached hereto as Exhibit 99.1.

      The press release contains non-GAAP financial measures and a reconciliation to the related GAAP measure is included. Operating earnings is one of the key performance measures used by the Company's senior management to evaluate the performance of its business and make resource allocation decisions. The Company believes this measure is useful to investors in that it allows them to evaluate its performance using the same criteria that management uses.

ITEM 9.01. Financial Statements, Pro Forma Financial Statements and Exhibits

(c)   Exhibits

Exhibit No.                                 Description
-----------                                 -----------
99.1                              Press Release dated July 25, 2005

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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CRAWFORD & COMPANY
                                                      (Registrant)

                                              By:  /s/ JOHN F. GIBLIN
                                                   -----------------------------
                                                   John F. Giblin
                                                   Executive Vice President and
                                                   Chief Financial Officer

Dated: July 25, 2005

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                                  EXHIBIT INDEX

Number                   Descriptions
------                   ------------
99.1            Press Release issued July 25, 2005

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